UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2011
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BAOSHINN CORPORATION
(Name of small business in its charter)

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Nevada	333-13491	20-3486523
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
A-B 8/F Hart Avenue Tsimshatsui, Kowloon, Hong Kong
(Address of principal executive offices)

Registrant's telephone number:  (852) 2815-1355

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01  Changes In Registrant’s Certifying Accountant

The Board of Directors of Baoshinn Corporation (the "Company"), acting as the Company’s Audit Committee, annually considers the selection of independent public accountants. On December __, 2011 after an evaluation process, the Board of Directors appointed Albert Wong & Co., Certified Public Accountants ("AWC") as Baoshinn's independent auditors for the 2011 fiscal year, replacing Dominic K.F. Chan & Co. Certified Public Accountants ("DKFC"). AWC's address is 7th Floor, Nan Dao Commercial Building, 359-361 Queen’s Road Central, Hong Kong.

This action effectively dismisses DKFC as the Company's independent auditor for the fiscal year ending December 31, 2011.  The report of DKFC on the Company's consolidated financial statements for the year ended December 31, 2010 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.  For the years ended December 31, 2009 and 2010 and through the date of this Form 8-K, there have been no disagreements with DKFC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to DKFC’s satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports.  For the years ended December 31, 2009 and 2010 and through the date of this Form 8-K, there were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided DKFC with a copy of this form 8-K and the Company has requested that DKFC furnish a letter addressed to the Commission stating whether it agrees with the statements above.

For the years ended December 31, 2009 and 2010 and through the date of this form 8-K.  Neither the Company nor anyone acting on the Company's behalf consulted AWC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as defined in Item 304(a)(2)(i) and (ii) of Regulation S-K.  AWC has been asked to review this disclosure and AWC has been provided an opportunity to furnish a letter to the SEC containing any new information, clarification, or disagreement with the statements made herein.

Item 9.01

Financial Statements and Exhibits

Exhibit 16

Letter from certifying accountant.

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BAOSHINN CORPORATION
Dated: December 9, 2011	By:	/s/ Sean L. Webster
	Name:	Sean L. Webster
	Title:	President